EX-99.77C: Submission of Matters to a Vote of Security Holders

The Definitive Information Statement on Form DEF 14C (Accession No. 0001193125-12-119001) filed with the U.S. Securities and Exchange Commission on April 7, 2017, is herein incorporated by reference.